                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                        Date of Report: October 27, 2003
                Date of earliest event reported: October 27, 2003

--------------------------------------------------------------------------------
                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
--------------------------------------------------------------------------------

          CALIFORNIA                   0-13403                   95-2747332
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92069-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)


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

ITEM 7 (C). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated October 27, 2003, reporting Amistar's financial results for the third quarter 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2003, Amistar Corporation issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 27, 2003                               Amistar Corporation


                                                     By: /s/ Gregory D. Leiser
                                                         ----------------------
                                                     Gregory D. Leiser
                                                     Vice President Finance and
                                                     Chief Financial Officer

Exhibit 99-Press Release of Amistar Corporation dated October 27, 2003, reporting Amistar's financial results for the third quarter 2003.


              AMISTAR REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

SAN MARCOS, CALIFORNIA, October 27, 2003 /PR Newswire-First Call/ -- Amistar Corporation (Nasdaq:-AMTA) today reported sales and results for the quarter and nine months ended September 30, 2003.

Net sales for the quarter ended September 30, 2003 were $3,125,000 compared to $2,844,000 for the third quarter in 2002. Net sales for the nine months ended September 30, 2003 were $8,546,000 compared to $8,312,000 for the similar period in 2002.

There was a net loss for the quarter ended September 30, 2003 of $36,000 or $0.01 per share compared to a net loss of $377,000 or $0.12 per share in the third quarter of 2002. There was a net loss for the nine months ended September 30, 2003 of $261,000 or $0.08 per share compared to a net loss of $933,000 or $0.30 per share in the comparable period of 2002.

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

During the quarter ended September 30, 2003, the Company continued its trend of successive quarterly operating earnings improvement since the second quarter of 2001. After adding back depreciation expense of $85,000 to the net loss of $36,000, the Company generated a positive operating cash flow of $49,000 during the third quarter of 2003. The Company has now posted two consecutive quarters of positive EBITDA. The Company narrowed its net loss during the quarter and nine months ended September 30, 2003 compared to the same period in 2002, primarily due to profitability achieved during the month of September, an increase in DataPlace label placement machine and custom factory automation equipment sales, an increase in spare parts and accessories distributed from the Company's off-shore supplier, an increase in the billable portion of the engineering staff's time, the effects of cost cutting primarily during 2002, and due to increased manufacturing efficiencies in the Amistar Manufacturing Services division.

                                   Condensed Statements of Operations

                                                 Three Months Ended                  Nine Months Ended
                                                    September 30,                      September 30,
                                               2003              2002             2003               2002
                                           ------------------------------      ------------------------------
Net Sales                                  $ 3,125,000       $ 2,844,000       $ 8,546,000       $ 8,312,000
Cost of Sales                                2,556,000         2,505,000         6,922,000         7,644,000
                                           ------------      ------------      ------------      ------------
Gross Profit                                   569,000           339,000         1,624,000           668,000
Operating Expenses                             602,000           730,000         1,873,000         2,023,000
                                           ------------      ------------      ------------      ------------
Operating Loss                                 (33,000)         (391,000)         (249,000)       (1,355,000)
Other Income (Expense)                          (2,000)           16,000            (9,000)           28,000
                                           ------------      ------------      ------------      ------------
Loss Before Income Taxes                       (35,000)         (375,000)         (258,000)       (1,327,000)
Income Tax Expense (Benefit)                     1,000             2,000             3,000          (394,000)
                                           ------------      ------------      ------------      ------------
Net Loss                                   $   (36,000)      $  (377,000)      $  (261,000)      $  (933,000)
                                           ============      ============      ============      ============

Earnings (Loss) Per Share-
   Basic and Diluted                       $     (0.01)      $     (0.12)      $     (0.08)      $     (0.30)
                                           ============      ============      ============      ============

Shares Used In Per Share Calculation-
   Basic and Diluted                         3,078,319         3,085,475         3,080,808         3,086,013
                                           ============      ============      ============      ============

Statements contained in this release, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Actual results may differ materially from anticipated results.

The above information makes reference to certain non-GAAP measures such as "EBITDA" and "Operating Cash Flow". EBITDA represents net loss plus interest, taxes, depreciation and amortization. OPERATING CASH FLOW represents net loss plus depreciation and amortization. Management believes that these non-GAAP measures provide useful information to investors and interested parties as indicators of our operating performance.

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Amistar Corporation provides industrial automation solutions primarily for electronic product manufacturers. The Company designs, develops, manufactures, markets and services a variety of automated equipment used to assemble electronic components and product identification media to printed circuit boards and other assemblies. In addition, the Company provides design and manufacturing resources to create customized factory automation equipment and other products according to customers' specification in a broad range of industries. The Company also provides contract-manufacturing services to companies who outsource the manufacturing of their electronic products.

Additional information about Amistar is available at www.amistar.com.

Contact:

Gregory Leiser
Vice President and CFO
760 471-1700
gregL@amistar.com



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